UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2005, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2005-BC2)

CWABS Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-118926 (Commission File Number)	95-4596514 (I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California (Address of Principal Executive Offices)		91302 (Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits:

1.          Pooling and Servicing Agreement, dated as of April 1, 2005, among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller, Park Sienna LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By: /s/ Ruben Avilez

Name: Ruben Avilez

Title:	Vice President

Dated: May 13, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	6